Note 16: Guarantees	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 16: Guarantees

Note 16: Guarantees

We extend a variety of financial guarantees to third parties. As of December 31, 2012 and 2011 the following financial guarantees were outstanding:

	2012		2011
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
IAE's financing arrangements* (See Note 5)	$-	$-	$989	$20
Commercial aerospace financing arrangements (See Note 5)	346	7	323	30
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2013 to 2034)	240	2	239	3
Performance guarantees	33	-	33	-

______________

* Represents IAE's gross obligation; at December 31, 2011 our proportionate share of IAE's obligations was 33%. As disclosed in Note 2, on June 29, 2012 Pratt & Whitney, Rolls-Royce, MTU and JAEC, completed a restructuring of their interests in IAE and as a result, we now consolidate IAE.

We also have obligations arising from sales of certain businesses and assets, including those from representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The maximum potential payment related to these obligations is not a specified amount as a number of the obligations do not contain financial caps. The carrying amount of liabilities related to these obligations was $144 million and $138 million at December 31, 2012 and 2011, respectively. For additional information regarding the environmental indemnifications, see Note 18.

We accrue for costs associated with guarantees when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts, and where no amount within a range of estimates is more likely, the minimum is accrued. In accordance with the FASB ASC Topic ”Guarantees” of FASB ASC, we record a liability for the fair value of such guarantees in the balance sheet.

We provide service and warranty policies on our products and extend performance and operating cost guarantees beyond our normal service and warranty policies on some of our products, particularly commercial aircraft engines. In addition, we incur discretionary costs to service our products in connection with specific product performance issues. Liabilities for performance and operating cost guarantees are based upon future product performance and durability, and are largely estimated based upon historical experience. Adjustments are made to accruals as claim data and historical experience warrant. The changes in the carrying amount of service and product warranties and product performance guarantees for the years ended December 31, 2012 and 2011 are as follows:

(Dollars in millions)	2012	2011
Balance as of January 1	$1,468	$1,136
Warranties and performance guarantees issued	325	475
Settlements made	(277)	(440)
Other	(184)	297
Balance as of December 31	$1,332	$1,468

The decrease in the above table in “Other” during the year ended December 31, 2012 primarily reflects a decrease for Clipper warranty reserves as a result of the sale of the company, partially offset by an increase from the Goodrich acquisition. See Note 3 and Note 2, respectively, for further discussion. The increase reflected in “Other” during the year ended December 31, 2011 primarily reflected the impact of finalizing purchase accounting on the original acquisition of Clipper.